Monthly Certificateholder Statement
                         FASCO Auto Grantor Trust 1996-1
                         6.65% Asset-Backed Certificates
                    10.00% Class B Asset-Backed Certificates

Distribution Date                                                     7/15/97
Collection Period                                                     6/97

     Under the Pooling and Servicing Agreement dated as of June 28, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,843,037.80

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $344,119.98

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $2,498,917.82

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $33.66

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $4.07

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $29.59

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $320,321.20

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $28,570.69

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                  $291,750.51

           (j)      Scheduled Payments due in such Collection Period                                   $2,174,923.24

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $1,928,255.00

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $65,365,093.32

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving
                    effect to payments allocated to principal in paragraph A.1.(c) above              $62,784,299.48

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9605172

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $130,614.15

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $4,368.35

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.55

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.05

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  0
                           Aggregate Purchase Amount                                                           $0.00

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $23,191.36

           (b)      Distributions (to) from Collection Account                                             $5,933.99
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                      $95.12

           (d)      Ending Payahead Account Balance                                                       $29,220.47

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $6,278,429.95
                           Spread Account Balance                                                      $6,278,429.95

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                               ($159,842.47)

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $17,382.73

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $627,386.54

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                213
                           Aggregate Gross Amount                                                      $2,602,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                244
                           Aggregate Gross Amount                                                      $3,253,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          7.89%

           (b)      Average Delinquency Ratio                                                                  7.34%

           (c)      Cumulative Default Ratio                                                                   9.36%

           (d)      Cumulative Net Loss Ratio                                                                  4.87%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
FASCO Auto Grantor Trust 1996-1
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         3,332,836.49
     Lock Box NSF Items:                                                                                  (71,166.17)
     Transfers from (to) Payahead Account:                                                                 (5,933.99)
     Collection Account Interest                                                                           11,884.95
     Payahead Account Interest                                                                                 95.12
     Total Collection Proceeds:                                                                         3,267,716.40
     For Distribution Date:                                                                                  7/15/97
     For Determination Date:                                                                                  7/8/97
     For Collection Period:                                                                                     6/97

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 65,365,093.32
                                  Principal portion of payments collected (non-prepayments)                               719,352.99
                                  Prepayments in full allocable to principal                                              801,701.00
                           Collections allocable to principal                                           1,521,053.99
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    481,999.28
                           Purchase Amounts allocable to principal                                              0.00
                                                                                                  -------------------
                    Total Principal                                                                     2,003,053.27

                    Realized Losses                                                                       627,386.54
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    62,734,653.51

           Interest
                           Collections allocable to interest                                            1,208,902.01
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       55,761.12
                                                                                                  -------------------
                    Total Interest                                                                      1,264,663.13

     Certificate Information
           Beginning of Period Class A Principal Balance                                               62,096,838.66
           Beginning of Period Class B Principal Balance                                                3,428,483.18

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   6,438,272.42
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           21,405.28
           Aggregate Payahead Balance                                                                      29,125.35
           Aggregate Payahead Balance for preceding Distribution Date                                      23,191.36
           Interest Earned on Payahead Balances                                                                95.12
           Scheduled Payments due in Collection Period                                                  2,174,923.24
           Scheduled Payments collected in Collection Period                                            1,928,255.00
           Aggregate Amount of Realized Losses for preceding Distribution Date                            627,386.54

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                     0.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                         Amount
                                                                                                   # of Receivables  of Receivables
           31 - 59 days delinquent                                                                              213     2,602,000.00
           60+ days delinquent                                                                                  244     3,253,000.00

     Purchased Receivables                                                                                              Aggregate
                                                                                                                       Purchase Amt
                                                                                                   # of Receivables   of Receivables
                                                                                                                  0             0.00

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as                       5,855,000.00
                    of the close of business on the last day of the
                    related Collection Period.
           Principal Balance of all Receivables that became Purchased Receivables as of                         0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted                         596,000.74
                    Receivables during the related Collection Period.

           Delinquency Ratio for second preceding Determination Date                                           7.16%
           Delinquency Ratio for third preceding Determination Date                                            6.97%

           Cumulative Defaults for preceding Determination Date                                         7,721,041.00

           Cumulative Net Losses for preceding Determination Date                                       3,755,252.00

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,729,956.00
                           Liquidation Proceeds                                                           481,999.28
                           Recoveries                                                                      55,761.12
                           Purchase Amounts                                                                     0.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    3,267,716.40

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      719,352.99
                           Prepayments in full allocable to principal                                     801,701.00
                           Principal Balance of Liquidated Receivables                                  1,109,385.82
                           Purchase Amounts allocable to principal                                              0.00
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      2,630,439.81

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      2,630,439.81
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        2,498,917.82
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              2,498,917.82

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          62,096,838.66
                    Multiplied by Certificate Pass-Through Rate                                                6.65%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 344,119.98

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      2,630,439.81
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                131,521.99

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           3,428,483.18
                    Multiplied by Certificate Pass-Through Rate                                               10.00%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         28,570.69

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           3,267,716.40
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,843,037.80
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                28,570.69
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                131,521.99
                    Class B Principal Carryover Shortfall                                                 160,228.52
                    Trustee distributions                                                                     819.07
                    Standby Servicer distributions                                                          4,368.35
                    Servicer distributions                                                                130,614.15
                    Collateral Agent distributions                                                            819.07
                    Reimbursement Obligations                                                              17,382.73
                                                                                                  -------------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                160,228.52
                                                                                                  -------------------
                                                                                                          160,228.52

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):



                                                                           Use          Source         act distributed     Source
                                                                           ---          ------         ---------------     ------

(i)      Standby Fee                                                   4,368.35        3,267,716.40         4,368.35   3,267,716.40
         Servicing Fee (2.0%)                                        109,208.87        3,263,348.05       109,208.87           0.00
         Additional Servicing Fee Amounts                             21,405.28        3,154,139.18        21,405.28           0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                  0.00        3,132,733.90             0.00
         Unpaid Servicing Fee from prior Collection Periods                0.00        3,132,733.90             0.00
(ii)     Transition Expenses to Standby Servicer                           0.00        3,132,733.90             0.00
(iii)    Trustee Fee                                                     819.07        3,132,733.90           819.07
         Trustee's out-of-pocket expenses                                  0.00        3,131,914.83             0.00
         Unpaid Trustee Fee from prior Collection Periods                  0.00        3,131,914.83             0.00
         Unpaid Trustee's out-of-pocket expenses from prior                0.00        3,131,914.83             0.00
          Collection Periods
(iv)     Collateral Agent Fee                                            819.07        3,131,914.83           819.07
         Collateral Agent Expenses                                         0.00        3,131,095.76             0.00
         Unpaid Collateral Agent  Fee from prior                           0.00        3,131,095.76             0.00
          Collection Periods
         Unpaid Collateral Agent Expenses from prior                       0.00        3,131,095.76             0.00
          Collection Periods
(v)(A)   Class A Interest Distributable Amount -                     344,119.98        3,131,095.76       344,119.98
          Current Month
         Prior Month(s) Class A Carryover Shortfall                        0.00        2,786,975.78             0.00
         Class A Interest Carryover Shortfall                              0.00        2,786,975.78             0.00
         Interest on Interest Carryover from Prior Months                  0.00        2,786,975.78             0.00
         Current Month Class A Interest Carryover Shortfall                0.00        2,786,975.78             0.00
         Class A Interest Distributable Amount                       344,119.98        2,786,975.78       344,119.98
(viii)(A)Class B Coupon Interest - Unadjusted                         28,570.69        2,442,855.80        28,570.69
         Class B Interest Carryover Shortfall -                            0.00        2,414,285.11             0.00
          Previous Month(s)
         Interest on B Interest Shortfall -                                0.00        2,414,285.11             0.00
          Previous Month(s)
         Interest on Interest Carryover from                               0.00        2,414,285.11             0.00
          Prior Months
         Current Month Class B Interest Shortfall                          0.00        2,414,285.11             0.00
         Adjusted Class B Interest Distributable Amount               28,570.69        2,414,285.11        28,570.69
(v)(B)   Class A Principal Distributable Amount -                  2,498,917.82        2,385,714.42     2,385,714.42     768,798.58
          Current Month
         Class A Principal Carryover Shortfall -                           0.00                0.00             0.00
          Previous Month(s)
         Current Month Class A Principal Shortfall                         0.00                0.00             0.00
         Withdrawl from Spread Account to Cover Shortfall                  0.00
         Class A Principal Distribution Amount                     2,498,917.82                0.00             0.00           0.00
(vi)     Certificate Insurer Premium                                  17,382.73                0.00             0.00
         Certificate Insurer Premium Supplement                            0.00                0.00             0.00
         Other Reimbursement Obligations to Certificate Insurer            0.00                0.00             0.00
(vii)    Transition Expenses to successor Servicer                         0.00                0.00             0.00
         Class B Principal Distributable Amount -                    131,521.99                0.00             0.00
          Current Month Unadjusted
         Class B Principal Carryover Shortfall -                     160,228.52                0.00             0.00
          Previous Month(s)
         Current Month Class B Principal Shortfall                   (49,645.97)               0.00       (49,645.97)
         Adjusted Class B Principal Distributable Amount             242,104.54           49,645.97        49,645.97
         Excess Interest Amount for Deposit in Spread Account              0.00                0.00             0.00

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               62,096,838.66
                    Class A Principal Distributions                                                     2,498,917.82
           Class A End of Period Principal Balance                                                     59,597,920.84

           Class B Beginning of Period Principal Balance                                                3,428,483.18
                    Class B Principal Distributable Amount                                                242,104.54
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  3,186,378.64
                    Withdrawl from Spread Account to Cover B Shortfalls                                    49,645.97
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   3,136,732.67

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          3,267,716.40
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   480,740.62
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,786,975.78

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    2,786,975.78
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                28,570.69
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,758,405.09

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                  2,758,405.09
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B               2,498,917.82
     (iii) Prior  month(s)  carryover shortfalls                                                               0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                   0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                      NO
           Amount Remaining for Further Distribution/(Deficiency)                                        259,487.27

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                    259,487.27
     (vi)  Certificate Insurer Premium                                                                     17,382.73
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency  Amount                                                                                   0.00
           Withdrawl  from  Spread  Account  to  Cover Deficiency                                               0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount  Remaining  for  Further  Distribution/(Deficiency)                                     242,104.54

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                      242,104.54
     (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                         131,521.99
     (iii) Prior month(s) carryover shortfalls                                                            160,228.52
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                          YES
           Unadjusted     Amount    Remaining    for    Further Distribution/(Deficiency)                (49,645.97)
           Withdrawl from Spread Account to B PieceCover Shortfalls                                      (49,645.97)
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                      0.00
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              5,855,000.00
                                  Purchased receivables more than 30 days delinquent                            0.00
                                                                                                  -------------------
                                  Total                                                                 5,855,000.00

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                   74,200,844.41
                    Delinquency Ratio                                                                          7.89%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                7.89%
                           Delinquency Ratio for second preceding Determination Date                           7.16%
                           Delinquency Ratio for third preceding Determination Date                            6.97%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  7.34%           7.34%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                 7,721,041.00
                                  Current Period Defaulted Receivables                                    596,000.74
                                                                                                  -------------------
                                  Total                                                                 8,317,041.74

                                  Cumulative Defaulted Receivables                                      8,317,041.74
                                  Original Pool Balance                                                88,900,750.37

                    Cumulative Default Ratio                                                                   9.36%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                       1,109,385.82

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (537,760.40)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  571,625.42
                                  Cumulative Previous Net Losses                                        3,755,252.00
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 4,326,877.42
                                  Original Pool Balance                                                88,900,750.37

                    Cumulative Net Loss Ratio                                                                  4.87%

Additional Pool Information:
           Weighted Average Original Term                                                                      54.67
           Weighted Average Remaining Term                                                                     42.08
           Weighted Average Annual Percentage Rate                                                            20.27%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                       6,278,429.95
                           15% of Outstanding Certificate Balance                                                       9,417,644.92
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N
                                                                                                                      --------------
                    Cap Amount                                                                          6,278,429.95

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                        2,667,022.51
                           Outstanding Certificate Balance                                                             62,784,299.48
                           Minimum Floor                                                                                  100,000.00
                                                                                                                      --------------
                    Floor Amount                                                                        2,667,022.51

           Required Spread Account Amount                                                               6,278,429.95
           Beginning of Period Spread Account Balance                                                   6,438,272.42
           Spread Account Deposit (Withdrawal) from Current Distributions                                       0.00
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                                (159,842.47)
           Earnings on Spread Account Balance                                                              27,825.51
           Amount of Spread Account deposit (withdrawal)                                                 (187,667.98)
           Amount of Withdrawl Allocated to B Piece Shortfalls                                             49,645.97
           Net Spread Account Withdrawl to Seller                                                        (138,022.01)
           Ending Spread Account Balance                                                                6,278,429.95


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.

                                  CONSUMER PORTFOLIO SERVICES, INC.


                                  By:
                                      Name:  Jeffrey P. Fritz
                                      Title: Senior Vice President

                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1996-2
                         6.70% Asset-Backed Certificates
                    11.30% Class B Asset-Backed Certificates

Distribution Date                                                      7/15/97
Collection Period                                                      6/97

     Under the Pooling and Servicing Agreement dated as of September 19, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,957,898.61

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $407,685.83

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $2,550,212.78

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $33.80

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $4.66

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $29.14

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $170,410.65

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $36,188.92

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                  $134,221.73

           (j)      Scheduled Payments due in such Collection Period                                   $2,404,289.30

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $2,163,109.50

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $76,861,429.71

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving
                    effect to payments allocated to principal in paragraph A.1.(c) above              $74,176,995.21

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9650744

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $146,873.07

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $5,124.10

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.68

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.06

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  0
                           Aggregate Purchase Amount                                                           $0.00

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $28,046.29

           (b)      Distributions (to) from Collection Account                                            ($4,521.67)
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $117.94

           (d)      Ending Payahead Account Balance                                                       $23,642.56

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $7,417,699.52
                           Spread Account Balance                                                      $7,417,699.52

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                               ($281,699.70)

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $20,553.21

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $647,919.06

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                241
                           Aggregate Gross Amount                                                      $3,134,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                227
                           Aggregate Gross Amount                                                      $3,198,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          7.09%

           (b)      Average Delinquency Ratio                                                                  6.68%

           (c)      Cumulative Default Ratio                                                                   6.00%

           (d)      Cumulative Net Loss Ratio                                                                  2.23%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1996-2
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         3,404,304.76
     Lock Box NSF Items:                                                                                  (80,676.47)
     Transfers from (to) Payahead Account:                                                                  4,521.67
     Collection Account Interest                                                                           12,418.11
     Payahead Account Interest                                                                                117.94
     Total Collection Proceeds:                                                                         3,340,686.01
     For Distribution Date:                                                                                  7/15/97
     For Determination Date:                                                                                  7/8/97
     For Collection Period:                                                                                     6/97

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 76,861,429.71
                                  Principal portion of payments collected (non-prepayments)                               896,249.26
                                  Prepayments in full allocable to principal                                              645,847.00
                           Collections allocable to principal                                           1,542,096.26
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    494,419.18
                           Purchase Amounts allocable to principal                                              0.00
                                                                                                  -------------------
                    Total Principal                                                                     2,036,515.44

                    Realized Losses                                                                       647,919.06
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    74,176,995.21

           Interest
                           Collections allocable to interest                                            1,266,860.24
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       37,310.33
                                                                                                  -------------------
                    Total Interest                                                                      1,304,170.57

     Certificate Information
           Beginning of Period Class A Principal Balance                                               73,018,358.21
           Beginning of Period Class B Principal Balance                                                3,843,071.50

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   7,699,399.22
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           18,770.69
           Aggregate Payahead Balance                                                                      23,524.62
           Aggregate Payahead Balance for preceding Distribution Date                                      28,046.29
           Interest Earned on Payahead Balances                                                               117.94
           Scheduled Payments due in Collection Period                                                  2,404,289.30
           Scheduled Payments collected in Collection Period                                            2,163,109.50
           Aggregate Amount of Realized Losses for preceding Distribution Date                            647,919.06

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                     0.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                         Amount
                                                                                                   # of Receivables  of Receivables
           31 - 59 days delinquent                                                                              241     3,134,000.00
           60+ days delinquent                                                                                  227     3,198,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                       Purchase Amt
                                                                                                   # of Receivables   of Receivables
                                                                                                                  0             0.00

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as                       6,332,000.00
                    of the close of business on the last day of the
                    related Collection Period.
           Principal Balance of all Receivables that became Purchased Receivables as of                         0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted                         854,771.29
                    Receivables during the related Collection Period.

           Delinquency Ratio for second preceding Determination Date                                           6.59%
           Delinquency Ratio for third preceding Determination Date                                            6.35%

           Cumulative Defaults for preceding Determination Date                                         4,674,243.00

           Cumulative Net Losses for preceding Determination Date                                       1,443,384.00

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,808,956.50
                           Liquidation Proceeds                                                           494,419.18
                           Recoveries                                                                      37,310.33
                           Purchase Amounts                                                                     0.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    3,340,686.01

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      896,249.26
                           Prepayments in full allocable to principal                                     645,847.00
                           Principal Balance of Liquidated Receivables                                  1,142,338.24
                           Purchase Amounts allocable to principal                                              0.00
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      2,684,434.50

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      2,684,434.50
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        2,550,212.78
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              2,550,212.78

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          73,018,358.21
                    Multiplied by Certificate Pass-Through Rate                                                6.70%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 407,685.83

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      2,684,434.50
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                134,221.73

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           3,843,071.50
                    Multiplied by Certificate Pass-Through Rate                                               11.30%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         36,188.92

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           3,340,686.01
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,957,898.61
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                36,188.92
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                134,221.73
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                     960.77
                    Standby Servicer distributions                                                          5,124.10
                    Servicer distributions                                                                146,873.07
                    Collateral Agent distributions                                                            960.77
                    Reimbursement Obligations                                                              20,553.21
                                                                                                  -------------------
                                                                                                           37,904.84

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):



                                                                           Use          Source         act distributed     Source
                                                                           ---          ------         ---------------     ------

(i)      Standby Fee                                                       5,124.10         0.00             0.00       134,221.73
         Servicing Fee (2.0%)                                            128,102.38         0.00             0.00             0.00
         Additional Servicing Fee Amounts                                 18,770.69         0.00             0.00             0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                      0.00         0.00             0.00
         Unpaid Servicing Fee from prior Collection Periods                    0.00         0.00             0.00
(ii)     Transition Expenses to Standby Servicer                               0.00         0.00             0.00
(iii)    Trustee Fee                                                         960.77         0.00             0.00
         Trustee's out-of-pocket expenses                                      0.00         0.00             0.00
         Unpaid Trustee Fee from prior Collection Periods                      0.00         0.00             0.00
         Unpaid Trustee's out-of-pocket expenses from prior                    0.00         0.00             0.00
          Collection Periods
(iv)     Collateral Agent Fee                                                960.77         0.00             0.00
         Collateral Agent Expenses                                             0.00         0.00             0.00
         Unpaid Collateral Agent  Fee from prior                               0.00         0.00             0.00
          Collection Periods
         Unpaid Collateral Agent Expenses from prior                           0.00         0.00             0.00
          Collection Periods
(v)(A)   Class A Interest Distributable Amount - Current Month           407,685.83         0.00             0.00
         Prior Month(s) Class A Carryover Shortfall                            0.00         0.00             0.00
         Class A Interest Carryover Shortfall                                  0.00         0.00             0.00
         Interest on Interest Carryover from Prior Months                      0.00         0.00             0.00
         Current Month Class A Interest Carryover Shortfall                    0.00         0.00             0.00
         Class A Interest Distributable Amount                           407,685.83         0.00             0.00
(viii)(A)Class B Coupon Interest - Unadjusted                             36,188.92         0.00             0.00
         Class B Interest Carryover Shortfall - Previous Month(s)              0.00         0.00             0.00       134,221.73
         Interest on B Interest Shortfall - Previous Month(s)                  0.00         0.00             0.00       134,221.73
         Interest on Interest Carryover from Prior Months                      0.00         0.00             0.00
         Current Month Class B Interest Shortfall                              0.00         0.00             0.00
         Adjusted Class B Interest Distributable Amount                   36,188.92         0.00             0.00
(v)(B)   Class A Principal Distributable Amount - Current Month        2,550,212.78         0.00             0.00
         Class A Principal Carryover Shortfall - Previous Month(s)             0.00         0.00             0.00
         Current Month Class A Principal Shortfall                             0.00         0.00             0.00
         Withdrawl from Spread Account to Cover Shortfall                      0.00
         Class A Principal Distribution Amount                         2,550,212.78         0.00             0.00
(vi)     Certificate Insurer Premium                                      20,553.21         0.00             0.00
         Certificate Insurer Premium Supplement                                0.00         0.00             0.00
         Other Reimbursement Obligations to Certificate Insurer                0.00         0.00             0.00
(vii)    Transition Expenses to successor Servicer                             0.00         0.00             0.00
         Class B Principal Distributable Amount - Current                134,221.73         0.00             0.00
          Month Unadjusted
         Class B Principal Carryover Shortfall - Previous Month(s)             0.00         0.00             0.00
         Current Month Class B Principal Shortfall                             0.00         0.00             0.00
         Adjusted Class B Principal Distributable Amount                 134,221.73         0.00             0.00
         Excess Interest Amount for Deposit in Spread Account             37,904.84         0.00             0.00

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               73,018,358.21
                    Class A Principal Distributions                                                     2,550,212.78
           Class A End of Period Principal Balance                                                     70,468,145.44

           Class B Beginning of Period Principal Balance                                                3,843,071.50
                    Class B Principal Distributable Amount                                                134,221.73
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  3,708,849.78
                    Withdrawl from Spread Account to Cover B Shortfalls                                         0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   3,708,849.78

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          3,340,686.01
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   561,604.54
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,779,081.47

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    2,779,081.47
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                36,188.92
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,742,892.55

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   2,742,892.55
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                2,550,212.78
     (iii) Prior  month(s)  carryover shortfalls                                                                0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                    0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                       NO
           Amount Remaining for Further Distribution/(Deficiency)                                         192,679.77

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                    192,679.77
     (vi)  Certificate Insurer Premium                                                                     20,553.21
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency  Amount                                                                                   0.00
           Withdrawl  from  Spread  Account  to  Cover Deficiency                                               0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount  Remaining  for  Further  Distribution/(Deficiency)                                     172,126.57

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                      172,126.57
     (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                         134,221.73
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                           NO
           Unadjusted Amount Remaining for Further Distribution/(Deficiency)                               37,904.84
           Withdrawl from Spread Account to B PieceCover  Shortfalls                                            0.00
           Adjusted  Amount  Remaining for Further Distribution/(Deficiency)                               37,904.84
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              6,332,000.00
                                  Purchased receivables more than 30 days delinquent                            0.00
                                                                                                  -------------------
                                  Total                                                                 6,332,000.00

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                   89,271,593.77
                    Delinquency Ratio                                                                          7.09%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                7.09%
                           Delinquency Ratio for second preceding Determination Date                           6.59%
                           Delinquency Ratio for third preceding Determination Date                            6.35%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  6.68%           6.68%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                 4,674,243.00
                                  Current Period Defaulted Receivables                                    854,771.29
                                                                                                  -------------------
                                  Total                                                                 5,529,014.29

                                  Cumulative Defaulted Receivables                                      5,529,014.29
                                  Original Pool Balance                                                92,129,299.54

                    Cumulative Default Ratio                                                                   6.00%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                       1,142,338.24

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (531,729.51)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  610,608.73
                                  Cumulative Previous Net Losses                                        1,443,384.00
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 2,053,992.73
                                  Original Pool Balance                                                92,129,299.54

                    Cumulative Net Loss Ratio                                                                  2.23%

Additional Pool Information:
           Weighted Average Original Term                                                                      55.54
           Weighted Average Remaining Term                                                                     46.09
           Weighted Average Annual Percentage Rate                                                            20.40%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                       7,417,699.52
                           15% of Outstanding Certificate Balance                                                      11,126,549.28
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N
                                                                                                                      --------------
                    Cap Amount                                                                          7,417,699.52

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                        2,763,878.99
                           Outstanding Certificate Balance                                                             74,176,995.21
                           Minimum Floor                                                                                  100,000.00
                                                                                                                      --------------
                    Floor Amount                                                                        2,763,878.99

           Required Spread Account Amount                                                               7,417,699.52
           Beginning of Period Spread Account Balance                                                   7,699,399.22
           Spread Account Deposit (Withdrawal) from Current Distributions                                  37,904.84
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                                (319,604.54)
           Earnings on Spread Account Balance                                                              32,708.63
           Amount of Spread Account deposit (withdrawal)                                                 (352,313.17)
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                  0.00
           Net Spread Account Withdrawl to Seller                                                        (352,313.17)
           Ending Spread Account Balance                                                                7,417,699.52


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                                  CONSUMER PORTFOLIO SERVICES, INC.


                                  By:
                                      Name:  Jeffrey P. Fritz
                                      Title: Senior Vice President


                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1996-3
                         6.30% Asset-Backed Certificates
                    10.15% Class B Asset-Backed Certificates

Distribution Date                                                7/15/97
Collection Period                                                6/97

     Under the Pooling and Servicing Agreement dated as of December 19, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,378,832.27

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $422,642.11

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $1,956,190.16

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $26.97

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $4.79

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $22.18

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $138,795.45

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $35,838.07

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                  $102,957.38

           (j)      Scheduled Payments due in such Collection Period                                   $2,559,969.01

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $2,461,093.77

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $84,740,272.68

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving
                    effect to payments allocated to principal in paragraph A.1.(c) above              $82,681,125.14

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9757005

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $158,972.82

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $5,649.35

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.80

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.06

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  2
                           Aggregate Purchase Amount                                                      $23,936.09

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $32,964.71

           (b)      Distributions (to) from Collection Account                                            ($2,046.15)
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $139.54

           (d)      Ending Payahead Account Balance                                                       $31,058.10

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $8,268,112.51
                           Spread Account Balance                                                      $8,169,123.09

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                                $559,015.57

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $22,909.56

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $343,160.50

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                277
                           Aggregate Gross Amount                                                      $3,739,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                253
                           Aggregate Gross Amount                                                      $3,547,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          7.30%

           (b)      Average Delinquency Ratio                                                                  6.45%

           (c)      Cumulative Default Ratio                                                                   2.94%

           (d)      Cumulative Net Loss Ratio                                                                  0.48%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1996-3
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         3,300,075.71
     Lock Box NSF Items:                                                                                  (78,305.92)
     Transfers from (to) Payahead Account:                                                                  2,046.15
     Collection Account Interest                                                                           11,837.63
     Payahead Account Interest                                                                                139.54
     Total Collection Proceeds:                                                                         3,235,793.11
     For Distribution Date:                                                                                  7/15/97
     For Determination Date:                                                                                  7/8/97
     For Collection Period:                                                                                     6/97

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 84,740,272.68
                                  Principal portion of payments collected (non-prepayments)                               944,923.63
                                  Prepayments in full allocable to principal                                              411,482.00
                           Collections allocable to principal                                           1,356,405.63
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    335,645.32
                           Purchase Amounts allocable to principal                                         23,936.09
                                                                                                  -------------------
                    Total Principal                                                                     1,715,987.04

                    Realized Losses                                                                       343,160.50
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    82,681,125.14

           Interest
                           Collections allocable to interest                                            1,516,170.14
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                        3,635.93
                                                                                                  -------------------
                    Total Interest                                                                      1,519,806.07

     Certificate Information
           Beginning of Period Class A Principal Balance                                               80,503,259.03
           Beginning of Period Class B Principal Balance                                                4,237,013.65

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   7,610,107.52
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           17,739.03
           Aggregate Payahead Balance                                                                      30,918.56
           Aggregate Payahead Balance for preceding Distribution Date                                      32,964.71
           Interest Earned on Payahead Balances                                                               139.54
           Scheduled Payments due in Collection Period                                                  2,559,969.01
           Scheduled Payments collected in Collection Period                                            2,461,093.77
           Aggregate Amount of Realized Losses for preceding Distribution Date                            343,160.50

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                     0.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                         Amount
                                                                                                   # of Receivables  of Receivables
           31 - 59 days delinquent                                                                              277     3,739,000.00
           60+ days delinquent                                                                                  253     3,547,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                       Purchase Amt
                                                                                                   # of Receivables   of Receivables
                                                                                                                  2        23,936.09

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as                       7,286,000.00
                    of the close of business on the last day of the
                    related Collection Period.
           Principal Balance   of   all   Receivables   that   became   Purchased                          23,936.09
                    Receivables  as of  the close of  business on the
                    last day of the  related  Collection  Period  and that  were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted                         688,979.57
                    Receivables during the related Collection Period.

           Delinquency Ratio for second preceding Determination Date                                           6.52%
           Delinquency Ratio for third preceding Determination Date                                            5.54%

           Cumulative Defaults for preceding Determination Date                                         2,044,747.00

           Cumulative Net Losses for preceding Determination Date                                         106,494.00

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,872,575.77
                           Liquidation Proceeds                                                           335,645.32
                           Recoveries                                                                       3,635.93
                           Purchase Amounts                                                                23,936.09
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    3,235,793.11

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      944,923.63
                           Prepayments in full allocable to principal                                     411,482.00
                           Principal Balance of Liquidated Receivables                                    678,805.82
                           Purchase Amounts allocable to principal                                         23,936.09
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      2,059,147.54

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      2,059,147.54
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        1,956,190.16
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              1,956,190.16

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          80,503,259.03
                    Multiplied by Certificate Pass-Through Rate                                                6.30%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 422,642.11

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      2,059,147.54
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                102,957.38

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           4,237,013.65
                    Multiplied by Certificate Pass-Through Rate                                               10.15%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         35,838.07

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           3,235,793.11
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,378,832.27
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                35,838.07
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                102,957.38
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                   1,059.25
                    Standby Servicer distributions                                                          5,649.35
                    Servicer distributions                                                                158,972.82
                    Collateral Agent distributions                                                          1,059.25
                    Reimbursement Obligations                                                              22,909.56
                                                                                                  -------------------
                                                                                                          528,515.16

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):



                                                                           Use          Source         act distributed     Source
                                                                           ---          ------         ---------------     ------

(i)      Standby Fee                                                    5,649.35         3,235,793.11       5,649.35   3,235,793.11
         Servicing Fee (2.0%)                                         141,233.79         3,230,143.76     141,233.79           0.00
         Additional Servicing Fee Amounts                              17,739.03         3,088,909.97      17,739.03           0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                   0.00         3,071,170.94           0.00
         Unpaid Servicing Fee from prior Collection Periods                 0.00         3,071,170.94           0.00
(ii)     Transition Expenses to Standby Servicer                            0.00         3,071,170.94           0.00
(iii)    Trustee Fee                                                    1,059.25         3,071,170.94       1,059.25
         Trustee's out-of-pocket expenses                                   0.00         3,070,111.69           0.00
         Unpaid Trustee Fee from prior Collection Periods                   0.00         3,070,111.69           0.00
         Unpaid Trustee's out-of-pocket expenses from prior                 0.00         3,070,111.69           0.00
          Collection Periods
(iv)     Collateral Agent Fee                                           1,059.25         3,070,111.69       1,059.25
         Collateral Agent Expenses                                          0.00         3,069,052.44           0.00
         Unpaid Collateral Agent  Fee from prior Collection                 0.00         3,069,052.44           0.00
          Periods
         Unpaid Collateral Agent Expenses from prior Collection             0.00         3,069,052.44           0.00
          Periods
(v)(A)   Class A Interest Distributable Amount - Current Month        422,642.11         3,069,052.44     422,642.11
         Prior Month(s) Class A Carryover Shortfall                         0.00         2,646,410.33           0.00
         Class A Interest Carryover Shortfall                               0.00         2,646,410.33           0.00
         Interest on Interest Carryover from Prior Months                   0.00         2,646,410.33           0.00
         Current Month Class A Interest Carryover Shortfall                 0.00         2,646,410.33           0.00
         Class A Interest Distributable Amount                        422,642.11         2,646,410.33     422,642.11
(viii)(A)Class B Coupon Interest - Unadjusted                          35,838.07         2,223,768.22      35,838.07
         Class B Interest Carryover Shortfall - Previous Month(s)           0.00         2,187,930.15           0.00
         Interest on B Interest Shortfall - Previous Month(s)               0.00         2,187,930.15           0.00
         Interest on Interest Carryover from Prior Months                   0.00         2,187,930.15           0.00
         Current Month Class B Interest Shortfall                           0.00         2,187,930.15           0.00
         Adjusted Class B Interest Distributable Amount                35,838.07         2,187,930.15      35,838.07
(v)(B)   Class A Principal Distributable Amount - Current Month     1,956,190.16         2,152,092.08   1,956,190.16   1,279,602.95
         Class A Principal Carryover Shortfall - Previous Month(s)          0.00           195,901.92           0.00
         Current Month Class A Principal Shortfall                          0.00           195,901.92           0.00
         Withdrawl from Spread Account to Cover Shortfall                   0.00
         Class A Principal Distribution Amount                      1,956,190.16           195,901.92     195,901.92           0.00
(vi)     Certificate Insurer Premium                                   22,909.56                 0.00           0.00
         Certificate Insurer Premium Supplement                             0.00                 0.00           0.00
         Other Reimbursement Obligations to Certificate Insurer             0.00                 0.00           0.00
(vii)    Transition Expenses to successor Servicer                          0.00                 0.00           0.00
         Class B Principal Distributable Amount - Current Month       102,957.38                 0.00           0.00
          Unadjusted
         Class B Principal Carryover Shortfall - Previous Month(s)          0.00                 0.00           0.00
         Current Month Class B Principal Shortfall                          0.00                 0.00           0.00
         Adjusted Class B Principal Distributable Amount              102,957.38                 0.00           0.00
         Excess Interest Amount for Deposit in Spread Account         528,515.16                 0.00           0.00

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               80,503,259.03
                    Class A Principal Distributions                                                     1,956,190.16
           Class A End of Period Principal Balance                                                     78,547,068.87

           Class B Beginning of Period Principal Balance                                                4,237,013.65
                    Class B Principal Distributable Amount                                                102,957.38
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  4,134,056.27
                    Withdrawl from Spread Account to Cover B Shortfalls                                         0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   4,134,056.27

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          3,235,793.11
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   589,382.78
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,646,410.33

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    2,646,410.33
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                35,838.07
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,610,572.26

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   2,610,572.26
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                1,956,190.16
     (iii) Prior  month(s)  carryover shortfalls                                                                0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                    0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                       NO
           Amount Remaining for Further Distribution/(Deficiency)                                         654,382.10

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                    654,382.10
     (vi)  Certificate Insurer Premium                                                                     22,909.56
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency  Amount                                                                                   0.00
           Withdrawl  from  Spread  Account  to  Cover Deficiency                                               0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount  Remaining  for  Further  Distribution/(Deficiency)                                     631,472.54

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                      631,472.54
     (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                         102,957.38
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                           NO
           Unadjusted     Amount     Remaining    for    Further Distribution/(Deficiency)                528,515.16
           Withdrawl from Spread Account to B PieceCover  Shortfalls                                            0.00
           Adjusted  Amount  Remaining for Further Distribution/(Deficiency)                              528,515.16
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              7,286,000.00
                                  Purchased receivables more than 30 days delinquent                       23,936.09
                                                                                                  -------------------
                                  Total                                                                 7,309,936.09

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                  100,079,949.18
                    Delinquency Ratio                                                                          7.30%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                7.30%
                           Delinquency Ratio for second preceding Determination Date                           6.52%
                           Delinquency Ratio for third preceding Determination Date                            5.54%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  6.45%           6.45%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                 2,044,747.00
                                  Current Period Defaulted Receivables                                    688,979.57
                                                                                                  -------------------
                                  Total                                                                 2,733,726.57

                                  Cumulative Defaulted Receivables                                      2,733,726.57
                                  Original Pool Balance                                                92,857,811.12

                    Cumulative Default Ratio                                                                   2.94%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                         678,805.82

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (339,281.25)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  339,524.57
                                  Cumulative Previous Net Losses                                          106,494.00
                                                                                                  -------------------
                                  Cumulative Net Losses                                                   446,018.57
                                  Original Pool Balance                                                92,857,811.12

                    Cumulative Net Loss Ratio                                                                  0.48%

Additional Pool Information:
           Weighted Average Original Term                                                                      56.03
           Weighted Average Remaining Term                                                                     49.21
           Weighted Average Annual Percentage Rate                                                            20.46%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                       8,268,112.51
                           15% of Outstanding Certificate Balance                                                      12,402,168.77
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N
                                                                                                                      --------------
                    Cap Amount                                                                          8,268,112.51

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                        2,785,734.33
                           Outstanding Certificate Balance                                                             82,681,125.14
                           Minimum Floor                                                                                  100,000.00
                                                                                                                      --------------
                    Floor Amount                                                                        2,785,734.33

           Required Spread Account Amount                                                               8,268,112.51
           Beginning of Period Spread Account Balance                                                   7,610,107.52
           Spread Account Deposit (Withdrawal) from Current Distributions                                 528,515.16
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                                 129,489.83
           Earnings on Spread Account Balance                                                              30,500.41
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                  0.00
           Net Spread Account Withdrawl to Seller                                                               0.00
           Ending Spread Account Balance                                                                8,169,123.09


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.

                                  CONSUMER PORTFOLIO SERVICES, INC.


                                  By:
                                      Name:  Jeffrey P. Fritz
                                      Title: Senior Vice President


Current month excess servicing fee                                         #REF!

                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1997-1
                         6.55% Asset-Backed Certificates
                    11.66% Class B Asset-Backed Certificates

Distribution Date                                                   7/15/97
Collection Period                                                   6/97

     Under the Pooling and Servicing Agreement dated as of March 17, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,197,582.10

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $510,280.84

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $1,687,301.26

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $22.61

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $5.25

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $17.36

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $136,614.69

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $47,809.36

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                   $88,805.33

           (j)      Scheduled Payments due in such Collection Period                                   $2,872,990.24

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $2,751,055.95

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $98,406,912.25

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving
                    effect to payments allocated to principal in paragraph A.1.(c) above              $96,630,805.66

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9819514

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $177,956.90

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $6,560.46

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.83

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.07

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  6
                           Aggregate Purchase Amount                                                      $91,390.47

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $32,178.05

           (b)      Distributions (to) from Collection Account                                             $2,393.44
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $350.00

           (d)      Ending Payahead Account Balance                                                       $34,921.49

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $9,663,080.57
                           Spread Account Balance                                                      $6,773,496.75

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                                $842,086.82

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $26,774.79

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                      $8,427.31

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                263
                           Aggregate Gross Amount                                                      $3,632,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                193
                           Aggregate Gross Amount                                                      $2,817,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          5.61%

           (b)      Average Delinquency Ratio                                                                  4.31%

           (c)      Cumulative Default Ratio                                                                   0.68%

           (d)      Cumulative Net Loss Ratio                                                                  0.01%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1997-1
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         3,443,759.59
     Lock Box NSF Items:                                                                                  (86,303.49)
     Transfers from (to) Payahead Account:                                                                 (2,393.44)
     Collection Account Interest                                                                           11,976.76
     Payahead Account Interest                                                                                350.00
     Total Collection Proceeds:                                                                         3,367,389.42
     For Distribution Date:                                                                                  7/15/97
     For Determination Date:                                                                                  7/8/97
     For Collection Period:                                                                                     6/97

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 98,406,912.25
                                  Principal portion of payments collected (non-prepayments)                             1,151,345.81
                                  Prepayments in full allocable to principal                                              524,943.00
                           Collections allocable to principal                                           1,676,288.81
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                          0.00
                           Purchase Amounts allocable to principal                                         91,390.47
                                                                                                  -------------------
                    Total Principal                                                                     1,767,679.28

                    Realized Losses                                                                         8,427.31
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    96,630,805.66

           Interest
                           Collections allocable to interest                                            1,599,710.14
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                            0.00
                                                                                                  -------------------
                    Total Interest                                                                      1,599,710.14

     Certificate Information
           Beginning of Period Class A Principal Balance                                               93,486,566.64
           Beginning of Period Class B Principal Balance                                                4,920,345.61

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   5,931,409.93
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           13,945.38
           Aggregate Payahead Balance                                                                      34,571.49
           Aggregate Payahead Balance for preceding Distribution Date                                      32,178.05
           Interest Earned on Payahead Balances                                                               350.00
           Scheduled Payments due in Collection Period                                                  2,872,990.24
           Scheduled Payments collected in Collection Period                                            2,751,055.95
           Aggregate Amount of Realized Losses for preceding Distribution Date                              8,427.31

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                     0.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                         Amount
                                                                                                   # of Receivables  of Receivables
           31 - 59 days delinquent                                                                              263     3,632,000.00
           60+ days delinquent                                                                                  193     2,817,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                       Purchase Amt
                                                                                                   # of Receivables   of Receivables
                                                                                                                  6        91,390.47

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as                       6,449,000.00
                    of the close of business on the last day of the
                    related Collection Period.
           Principal Balance   of   all   Receivables   that   became   Purchased                          91,390.47
                    Receivables  as of  the close of  business on the
                    last day of the  related  Collection  Period  and that  were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted                         382,762.21
                    Receivables during the related Collection Period.

           Delinquency Ratio for second preceding Determination Date                                           4.37%
           Delinquency Ratio for third preceding Determination Date                                            2.95%

           Cumulative Defaults for preceding Determination Date                                           316,603.00

           Cumulative Net Losses for preceding Determination Date                                               0.00

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             3,275,998.95
                           Liquidation Proceeds                                                                 0.00
                           Recoveries                                                                           0.00
                           Purchase Amounts                                                                91,390.47
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    3,367,389.42

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                    1,151,345.81
                           Prepayments in full allocable to principal                                     524,943.00
                           Principal Balance of Liquidated Receivables                                      8,427.31
                           Purchase Amounts allocable to principal                                         91,390.47
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      1,776,106.59

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      1,776,106.59
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        1,687,301.26
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              1,687,301.26

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          93,486,566.64
                    Multiplied by Certificate Pass-Through Rate                                                6.55%
                    Multiplied by 30/360, or for the first Distribution Date, by 29/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 510,280.84

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      1,776,106.59
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                 88,805.33

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           4,920,345.61
                    Multiplied by Certificate Pass-Through Rate                                               11.66%
                    Multiplied by 30/360, or for the first Distribution Date, by 29/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         47,809.36

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           3,367,389.42
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,197,582.10
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                47,809.36
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                 88,805.33
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                   1,230.09
                    Standby Servicer distributions                                                          6,560.46
                    Servicer distributions                                                                177,956.90
                    Collateral Agent distributions                                                          1,230.09
                    Reimbursement Obligations                                                              26,774.79
                                                                                                  -------------------
                                                                                                          819,440.30

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):



                                                                           Use          Source         act distributed     Source
                                                                           ---          ------         ---------------     ------

(i)      Standby Fee                                                    6,560.46      3,367,389.42         6,560.46   3,367,389.42
         Servicing Fee (2.0%)                                         164,011.52      3,360,828.96       164,011.52           0.00
         Additional Servicing Fee Amounts                              13,945.38      3,196,817.44        13,945.38           0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                   0.00      3,182,872.06             0.00
         Unpaid Servicing Fee from prior Collection Periods                 0.00      3,182,872.06             0.00
(ii)     Transition Expenses to Standby Servicer                            0.00      3,182,872.06             0.00
(iii)    Trustee Fee                                                    1,230.09      3,182,872.06         1,230.09
         Trustee's out-of-pocket expenses                                   0.00      3,181,641.97             0.00
         Unpaid Trustee Fee from prior Collection Periods                   0.00      3,181,641.97             0.00
         Unpaid Trustee's out-of-pocket expenses from prior                 0.00      3,181,641.97             0.00
          Collection Periods
(iv)     Collateral Agent Fee                                           1,230.09      3,181,641.97         1,230.09
         Collateral Agent Expenses                                          0.00      3,180,411.88             0.00
         Unpaid Collateral Agent  Fee from prior                            0.00      3,180,411.88             0.00
          Collection Periods
         Unpaid Collateral Agent Expenses from prior                        0.00      3,180,411.88             0.00
          Collection Periods
(v)(A)   Class A Interest Distributable Amount - Current Month        510,280.84      3,180,411.88       510,280.84
         Prior Month(s) Class A Carryover Shortfall                         0.00      2,670,131.04             0.00
         Class A Interest Carryover Shortfall                               0.00      2,670,131.04             0.00
         Interest on Interest Carryover from Prior Months                   0.00      2,670,131.04             0.00
         Current Month Class A Interest Carryover Shortfall                 0.00      2,670,131.04             0.00
         Class A Interest Distributable Amount                        510,280.84      2,670,131.04       510,280.84
(viii)(A)Class B Coupon Interest - Unadjusted                          47,809.36      2,159,850.20        47,809.36
         Class B Interest Carryover Shortfall - Previous Month(s)           0.00      2,112,040.84             0.00
         Interest on B Interest Shortfall - Previous Month(s)               0.00      2,112,040.84             0.00
         Interest on Interest Carryover from Prior Months                   0.00      2,112,040.84             0.00
         Current Month Class B Interest Shortfall                           0.00      2,112,040.84             0.00
         Adjusted Class B Interest Distributable Amount                47,809.36      2,112,040.84        47,809.36
(v)(B)   Class A Principal Distributable Amount - Current Month     1,687,301.26      2,064,231.48     1,687,301.26   1,680,088.16
         Class A Principal Carryover Shortfall - Previous Month(s)          0.00        376,930.22             0.00
         Current Month Class A Principal Shortfall                          0.00        376,930.22             0.00
         Withdrawl from Spread Account to Cover Shortfall                   0.00
         Class A Principal Distribution Amount                      1,687,301.26        376,930.22       376,930.22           0.00
(vi)     Certificate Insurer Premium                                   26,774.79              0.00             0.00
         Certificate Insurer Premium Supplement                             0.00              0.00             0.00
         Other Reimbursement Obligations to Certificate Insurer             0.00              0.00             0.00
(vii)    Transition Expenses to successor Servicer                          0.00              0.00             0.00
         Class B Principal Distributable Amount - Current              88,805.33              0.00             0.00
          Month Unadjusted
         Class B Principal Carryover Shortfall - Previous Month(s)          0.00              0.00             0.00
         Current Month Class B Principal Shortfall                          0.00              0.00             0.00
         Adjusted Class B Principal Distributable Amount               88,805.33              0.00             0.00
         Excess Interest Amount for Deposit in Spread Account         819,440.30              0.00             0.00

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               93,486,566.64
                    Class A Principal Distributions                                                     1,687,301.26
           Class A End of Period Principal Balance                                                     91,799,265.38

           Class B Beginning of Period Principal Balance                                                4,920,345.61
                    Class B Principal Distributable Amount                                                 88,805.33
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  4,831,540.28
                    Withdrawl from Spread Account to Cover B Shortfalls                                         0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   4,831,540.28

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          3,367,389.42
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   697,258.38
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,670,131.04

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    2,670,131.04
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                47,809.36
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,622,321.68

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   2,622,321.68
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                1,687,301.26
     (iii) Prior  month(s)  carryover shortfalls                                                                0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                    0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                       NO
           Amount Remaining for Further Distribution/(Deficiency)                                         935,020.42

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                    935,020.42
     (vi)  Certificate Insurer Premium                                                                     26,774.79
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency  Amount                                                                                   0.00
           Withdrawl  from  Spread  Account  to  Cover Deficiency                                               0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount  Remaining  for  Further  Distribution/(Deficiency)                                     908,245.63

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                      908,245.63
     (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                          88,805.33
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                           NO
           Unadjusted     Amount     Remaining    for    Further Distribution/(Deficiency)                819,440.30
           Withdrawl from Spread Account to B PieceCover  Shortfalls                                            0.00
           Adjusted  Amount  Remaining for Further Distribution/(Deficiency)                              819,440.30
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              6,449,000.00
                                  Purchased receivables more than 30 days delinquent                       91,390.47
                                                                                                  -------------------
                                  Total                                                                 6,540,390.47

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                  116,588,085.67
                    Delinquency Ratio                                                                          5.61%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                5.61%
                           Delinquency Ratio for second preceding Determination Date                           4.37%
                           Delinquency Ratio for third preceding Determination Date                            2.95%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  4.31%           4.31%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                   316,603.00
                                  Current Period Defaulted Receivables                                    382,762.21
                                                                                                  -------------------
                                  Total                                                                   699,365.21

                                  Cumulative Defaulted Receivables                                        699,365.21
                                  Original Pool Balance                                               102,327,009.71

                    Cumulative Default Ratio                                                                   0.68%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                           8,427.31

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                                      0.00
                                                                                                  -------------------
                                  Net Liquidation Losses                                                    8,427.31
                                  Cumulative Previous Net Losses                                                0.00
                                                                                                  -------------------
                                  Cumulative Net Losses                                                     8,427.31
                                  Original Pool Balance                                               102,327,009.71

                    Cumulative Net Loss Ratio                                                                  0.01%

Additional Pool Information:
           Weighted Average Original Term                                                                      56.35
           Weighted Average Remaining Term                                                                     52.02
           Weighted Average Annual Percentage Rate                                                            20.56%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                       9,663,080.57
                           15% of Outstanding Certificate Balance                                                      14,494,620.85
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N
                                                                                                                      --------------
                    Cap Amount                                                                          9,663,080.57

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                        3,069,810.29
                           Outstanding Certificate Balance                                                             96,630,805.66
                           Minimum Floor                                                                                  100,000.00
                                                                                                                      --------------
                    Floor Amount                                                                        3,069,810.29

           Required Spread Account Amount                                                               9,663,080.57
           Beginning of Period Spread Account Balance                                                   5,931,409.93
           Spread Account Deposit (Withdrawal) from Current Distributions                                 819,440.30
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                               2,912,230.34
           Earnings on Spread Account Balance                                                              22,646.52
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                  0.00
           Net Spread Account Withdrawl to Seller                                                               0.00
           Ending Spread Account Balance                                                                6,773,496.75


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.

                                  CONSUMER PORTFOLIO SERVICES, INC.


                                  By:
                                      Name:  Jeffrey P. Fritz
                                      Title: Senior Vice President

                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1997-2
                         6.65% Asset-Backed Certificates
                    11.44% Class B Asset-Backed Certificates

Distribution Date                                                    7/15/97
Collection Period                                                    6/97

     Under the Pooling and Servicing Agreement dated as of May 30, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,121,511.15

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $626,890.27

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $1,494,620.88

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $18.71

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $5.53

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $13.18

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $149,816.72

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $56,895.90

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                   $92,920.82

           (j)      Scheduled Payments due in such Collection Period                                   $3,379,593.34

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $3,298,622.12

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                              $119,076,901.23

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving
                    effect to payments allocated to principal in paragraph A.1.(c) above             $117,503,616.09

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9867877

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $206,028.14

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $7,939.41

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.82

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.07

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  7
                           Aggregate Purchase Amount                                                      $89,582.60

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $50,805.19

           (b)      Distributions (to) from Collection Account                                            ($7,426.68)
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $182.94

           (d)      Ending Payahead Account Balance                                                       $43,561.45

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                           $10,575,325.45
                           Spread Account Balance                                                      $5,329,594.61

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                              $1,274,240.49

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $32,558.29

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                          $0.00

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                174
                           Aggregate Gross Amount                                                      $2,531,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                 22
                           Aggregate Gross Amount                                                        $330,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          2.11%

           (b)      Average Delinquency Ratio                                                                  1.33%

           (c)      Cumulative Default Ratio                                                                   0.04%

           (d)      Cumulative Net Loss Ratio                                                                  0.00%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1997-2
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         3,796,717.54
     Lock Box NSF Items:                                                                                  (32,832.35)
     Transfers from (to) Payahead Account:                                                                  7,426.68
     Collection Account Interest                                                                            7,562.91
     Payahead Account Interest                                                                                182.94
     Total Collection Proceeds:                                                                         3,779,057.72
     For Distribution Date:                                                                                  7/15/97
     For Determination Date:                                                                                  7/8/97
     For Collection Period:                                                                                     6/97

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                119,076,901.23
                                  Principal portion of payments collected (non-prepayments)                             1,092,849.54
                                  Prepayments in full allocable to principal                                              390,853.00
                           Collections allocable to principal                                           1,483,702.54
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                          0.00
                           Purchase Amounts allocable to principal                                         89,582.60
                                                                                                  -------------------
                    Total Principal                                                                     1,573,285.14

                    Realized Losses                                                                             0.00
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                   117,503,616.09

           Interest
                           Collections allocable to interest                                            2,205,772.58
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                            0.00
                                                                                                  -------------------
                    Total Interest                                                                      2,205,772.58

     Certificate Information
           Beginning of Period Class A Principal Balance                                              113,123,056.17
           Beginning of Period Class B Principal Balance                                                5,968,101.62

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   4,055,354.12
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                            7,542.88
           Aggregate Payahead Balance                                                                      43,378.51
           Aggregate Payahead Balance for preceding Distribution Date                                      50,805.19
           Interest Earned on Payahead Balances                                                               182.94
           Scheduled Payments due in Collection Period                                                  3,379,593.34
           Scheduled Payments collected in Collection Period                                            3,298,622.12
           Aggregate Amount of Realized Losses for preceding Distribution Date                                  0.00

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                     0.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                         Amount
                                                                                                   # of Receivables  of Receivables
           31 - 59 days delinquent                                                                              174     2,531,000.00
           60+ days delinquent                                                                                   22       330,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                       Purchase Amt
                                                                                                   # of Receivables   of Receivables
                                                                                                                  7        89,582.60

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as                       2,861,000.00
                    of the close of business on the last day of the
                    related Collection Period.
           Principal Balance   of   all   Receivables   that   became   Purchased                          89,582.60
                    Receivables  as of  the close of  business on the
                    last day of the  related  Collection  Period  and that  were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted                          48,810.27
                    Receivables during the related Collection Period.

           Delinquency Ratio for second preceding Determination Date                                           0.56%
           Delinquency Ratio for third preceding Determination Date                                            0.00%

           Cumulative Defaults for preceding Determination Date                                                 0.00

           Cumulative Net Losses for preceding Determination Date                                               0.00

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             3,689,475.12
                           Liquidation Proceeds                                                                 0.00
                           Recoveries                                                                           0.00
                           Purchase Amounts                                                                89,582.60
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    3,779,057.72

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                    1,092,849.54
                           Prepayments in full allocable to principal                                     390,853.00
                           Principal Balance of Liquidated Receivables                                          0.00
                           Purchase Amounts allocable to principal                                         89,582.60
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      1,573,285.14

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      1,573,285.14
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        1,494,620.88
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              1,494,620.88

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                         113,123,056.17
                    Multiplied by Certificate Pass-Through Rate                                                6.65%
                    Multiplied by 30/360, or for the first Distribution Date, by 16/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 626,890.27

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      1,573,285.14
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                 78,664.26

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           5,968,101.62
                    Multiplied by Certificate Pass-Through Rate                                               11.44%
                    Multiplied by 30/360, or for the first Distribution Date, by 16/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         56,895.90

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           3,779,057.72
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,121,511.15
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                56,895.90
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                 78,664.26
                    Class B Principal Carryover Shortfall                                                  14,256.56
                    Trustee distributions                                                                   1,488.64
                    Standby Servicer distributions                                                          7,939.41
                    Servicer distributions                                                                206,028.14
                    Collateral Agent distributions                                                          1,488.64
                    Reimbursement Obligations                                                              32,558.29
                                                                                                  -------------------
                                                                                                        1,258,226.73

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                 14,256.56
                                                                                                  -------------------
                                                                                                           14,256.56

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):



                                                                           Use          Source         act distributed     Source
                                                                           ---          ------         ---------------     ------

(i)      Standby Fee                                                      7,939.41        3,779,057.72       7,939.41   3,779,057.72
         Servicing Fee (2.0%)                                           198,485.26        3,771,118.31     198,485.26           0.00
         Additional Servicing Fee Amounts                                 7,542.88        3,572,633.05       7,542.88           0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                     0.00        3,565,090.17           0.00
         Unpaid Servicing Fee from prior Collection Periods                   0.00        3,565,090.17           0.00
(ii)     Transition Expenses to Standby Servicer                              0.00        3,565,090.17           0.00
(iii)    Trustee Fee                                                      1,488.64        3,565,090.17       1,488.64
         Trustee's out-of-pocket expenses                                     0.00        3,563,601.53           0.00
         Unpaid Trustee Fee from prior Collection Periods                     0.00        3,563,601.53           0.00
         Unpaid Trustee's out-of-pocket expenses from prior                   0.00        3,563,601.53           0.00
          Collection Periods
(iv)     Collateral Agent Fee                                             1,488.64        3,563,601.53       1,488.64
         Collateral Agent Expenses                                            0.00        3,562,112.89           0.00
         Unpaid Collateral Agent  Fee from prior                              0.00        3,562,112.89           0.00
          Collection Periods
         Unpaid Collateral Agent Expenses from prior                          0.00        3,562,112.89           0.00
          Collection Periods
(v)(A)   Class A Interest Distributable Amount - Current Month          626,890.27        3,562,112.89     626,890.27
         Prior Month(s) Class A Carryover Shortfall                           0.00        2,935,222.62           0.00
         Class A Interest Carryover Shortfall                                 0.00        2,935,222.62           0.00
         Interest on Interest Carryover from Prior Months                     0.00        2,935,222.62           0.00
         Current Month Class A Interest Carryover Shortfall                   0.00        2,935,222.62           0.00
         Class A Interest Distributable Amount                          626,890.27        2,935,222.62     626,890.27
(viii)(A)Class B Coupon Interest - Unadjusted                            56,895.90        2,308,332.35      56,895.90
         Class B Interest Carryover Shortfall - Previous Month(s)             0.00        2,251,436.45           0.00
         Interest on B Interest Shortfall - Previous Month(s)                 0.00        2,251,436.45           0.00
         Interest on Interest Carryover from Prior Months                     0.00        2,251,436.45           0.00
         Current Month Class B Interest Shortfall                             0.00        2,251,436.45           0.00
         Adjusted Class B Interest Distributable Amount                  56,895.90        2,251,436.45      56,895.90
(v)(B)   Class A Principal Distributable Amount - Current Month       1,494,620.88        2,194,540.55   1,494,620.88   2,284,436.84
         Class A Principal Carryover Shortfall - Previous Month(s)            0.00          699,919.67           0.00
         Current Month Class A Principal Shortfall                            0.00          699,919.67           0.00
         Withdrawl from Spread Account to Cover Shortfall                     0.00
         Class A Principal Distribution Amount                        1,494,620.88          699,919.67     699,919.67     789,815.95
(vi)     Certificate Insurer Premium                                     32,558.29                0.00           0.00
         Certificate Insurer Premium Supplement                               0.00                0.00           0.00
         Other Reimbursement Obligations to Certificate Insurer               0.00                0.00           0.00
(vii)    Transition Expenses to successor Servicer                            0.00                0.00           0.00
         Class B Principal Distributable Amount - Current                78,664.26                0.00           0.00
          Month Unadjusted
         Class B Principal Carryover Shortfall - Previous Month(s)       14,256.56                0.00           0.00
         Current Month Class B Principal Shortfall                            0.00                0.00           0.00
         Adjusted Class B Principal Distributable Amount                 92,920.82                0.00           0.00
         Excess Interest (Shortage) Amount for Deposit                1,258,226.73                0.00           0.00
          to (withdrawl from) Spread Account                                                      0.00           0.00

     Certificate Balance
           Class A Beginning of Period Principal Balance                                              113,123,056.17
                    Class A Principal Distributions                                                     1,494,620.88
           Class A End of Period Principal Balance                                                    111,628,435.29

           Class B Beginning of Period Principal Balance                                                5,968,101.62
                    Class B Principal Distributable Amount                                                 92,920.82
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  5,875,180.80
                    Withdrawl from Spread Account to Cover B Shortfalls                                         0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   5,875,180.80

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          3,779,057.72
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   843,835.10
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,935,222.62

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    2,935,222.62
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                56,895.90
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,878,326.72

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                  2,878,326.72
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B               1,494,620.88
     (iii) Prior  month(s)  carryover shortfalls                                                               0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                   0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                      NO
           Amount Remaining for Further Distribution/(Deficiency)                                      1,383,705.84

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                  1,383,705.84
     (vi)  Certificate Insurer Premium                                                                     32,558.29
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency  Amount                                                                                   0.00
           Withdrawl  from  Spread  Account  to  Cover Deficiency                                               0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount  Remaining  for  Further  Distribution/(Deficiency)                                   1,351,147.54

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    1,351,147.54
     (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                          78,664.26
     (iii) Prior month(s) carryover shortfalls                                                             14,256.56
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                           NO
           Unadjusted     Amount     Remaining    for    Further Distribution/(Deficiency)              1,258,226.73
           Withdrawl from Spread Account to B PieceCover Shortfalls                                             0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                              1,258,226.73
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              2,861,000.00
                                  Purchased receivables more than 30 days delinquent                       89,582.60
                                                                                                  -------------------
                                  Total                                                                 2,950,582.60

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                 139,973,700.94
                    Delinquency Ratio                                                                          2.11%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                2.11%
                           Delinquency Ratio for second preceding Determination Date                           0.56%
                           Delinquency Ratio for third preceding Determination Date                            0.00%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  1.33%           0.89%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                         0.00
                                  Current Period Defaulted Receivables                                     48,810.27
                                                                                                  -------------------
                                  Total                                                                    48,810.27

                                  Cumulative Defaulted Receivables                                         48,810.27
                                  Original Pool Balance                                               119,362,032.46

                    Cumulative Default Ratio                                                                   0.04%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                               0.00

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                                      0.00
                                                                                                  -------------------
                                  Net Liquidation Losses                                                        0.00
                                  Cumulative Previous Net Losses                                                0.00
                                                                                                  -------------------
                                  Cumulative Net Losses                                                         0.00
                                  Original Pool Balance                                               119,362,032.46

                    Cumulative Net Loss Ratio                                                                  0.00%

Additional Pool Information:
           Weighted Average Original Term                                                                      56.35
           Weighted Average Remaining Term                                                                     54.50
           Weighted Average Annual Percentage Rate                                                            20.53%
     Spread Account
           Spread Account Cap
                           9% of Outstanding Certificate Balance                                                       10,575,325.45
                           15% of Outstanding Certificate Balance                                                      17,625,542.41
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N
                                                                                                                      --------------
                    Cap Amount                                                                         10,575,325.45

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                        3,580,860.93
                           Outstanding Certificate Balance                                                            117,503,616.09
                           Minimum Floor                                                                                  100,000.00
                                                                                                                      --------------
                    Floor Amount                                                                        3,580,860.93

           Required Spread Account Amount                                                              10,575,325.45
           Beginning of Period Spread Account Balance                                                   4,055,354.12
           Spread Account Deposit (Withdrawal) from Current Distributions                               1,258,226.73
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                               5,261,744.60
           Earnings on Spread Account Balance                                                              16,013.76
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                  0.00
           Net Spread Account Withdrawl to Seller                                                               0.00
           Ending Spread Account Balance                                                                5,329,594.61


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.

                                  CONSUMER PORTFOLIO SERVICES, INC.


                                  By:
                                      Name:  Jeffrey P. Fritz
                                      Title: Senior Vice President
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